UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           September 18, 2007

HI-TECH PHARMACAL CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Bylaws.

On July 9, 2007, the Board of Directors of Hi-Tech Pharmacal Co., Inc. (the “Company”) authorized the amendment of Article V of the Company’s Bylaws, entitled Capital Stock, which became effective on September 18, 2007. The amendment, adding a new provision to Section V, Paragraph 1, was made to enable the Company to comply with Nasdaq Marketplace Rule 4350(l)(2) which requires that, on or after January 1, 2008, all securities listed on Nasdaq be eligible for a Direct Registration Program, as defined, operating by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934.
The Company’s Bylaws, as amended, are furnished as Exhibit 3 (ii) to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2007	HI-TECH PHARMACAL CO., INC.

/s/David S. Seltzer
Name: David S. Seltzer
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3 (ii)	Hi-Tech Pharmacal Co., Inc. Bylaws, as amended